UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SmartRent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SmartRent, Inc.

8665 E. Hartford Drive, Suite 200

Scottsdale, Arizona 85255

May 9, 2023

To the Stockholders of SmartRent, Inc.:

You recently received our Notice of Internet Availability of Proxy Materials (other than those who previously requested electronic or paper delivery) containing instructions on how to access our proxy materials for the 2023 annual meeting of stockholders (the “Annual Meeting”) of SmartRent, Inc., a Delaware corporation, and vote your shares of our Class A Common Stock.

Today, we filed an amendment to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K/A”) to restate Item 9A of Part II and provide updated Exhibit 31.1 and 31.2 certifications by our principal executive officer and principal financial officer, as more fully described in the “Explanatory Note” in the Form 10-K/A. The Form 10-K/A and the other proxy materials are available online at www.proxyvote.com.

As a reminder, if you are a stockholder of record, you may vote electronically during the Annual Meeting or vote by proxy through the internet, over the telephone, or using a proxy card that you may request. Details regarding how you can vote (or change your vote) are contained in the Proxy Statement and have not changed.

If you are a stockholder of record, your internet, telephone or mail vote must be received by 11:59 p.m., Arizona Time, on May 15, 2023 to be counted.

To vote by proxy if you were a stockholder of record:

BY INTERNET

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Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.
▪
You will need the 16-digit number included on your proxy card to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

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From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.
▪
You will need the 16-digit number included on your proxy card in order to vote by telephone.

BY MAIL

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Mark your selections on the proxy card.
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Date and sign your name exactly as it appears on your proxy card.
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Mail the proxy card in the enclosed postage-paid envelope provided to you.

By Order of the Board of Directors

/s/ Lucas Haldeman

Lucas Haldeman

Chairman, Chief Executive Officer, and Founder

Scottsdale, Arizona

May 9, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-K/A

(Amendment No. 1)

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the year ended December 31, 2022

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 001-39991

SMARTRENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	85-4218526
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8665 E. Hartford Drive, Suite 200 Scottsdale, Arizona (Address of Principal Executive Offices)	85255 (Zip Code)

(844) 479-1555

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SMRT	The New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No   ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes   ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant's executive officers during the relevant recovery period pursuant to §240.10D-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act): Yes ☐ No ☒

The aggregate market value of voting and non-voting common equity held by non-affiliates of the registrant on June 30, 2022, the last business day of its most recently completed second fiscal quarter was $569.4 million based on the closing price of the registrant's Class A Common Stock as reported by the New York Stock Exchange on that date.

As of May 8, 2023, there were 199,459,444 shares of the registrant’s Class A Common Stock outstanding, par value $0.0001 per share.

Auditor Firm PCAOB ID: 34

Auditor Name: Deloitte & Touche LLP

Auditor Location: Tempe, AZ

EXPLANATORY NOTE

SmartRent, Inc. (“we,” “us,” or “our”) is filing this Amendment No. 1 on Form 10-K/A (the “Amendment”) in order to amend and restate certain items of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, originally filed March 8, 2023 (the “Original 10-K”), to provide amended disclosures pursuant to correspondence with the staff (the “Staff”) of the Securities and Exchange Commission (“SEC”) in connection with the Staff’s review of the Original 10-K.

Part II. Item 9A of the Original 10-K is hereby amended and restated in its entirety as set forth below.

We are also including currently dated certifications by our principal executive officer and principal financial officer as Exhibits 31.1 and 31.2 under Section 302 of the Sarbanes-Oxley Act of 2002, as required by Rule 12b-15 under the Securities Exchange Act of 1934, as amended (the “Section 302 Certifications”). Because no financial statements are contained within this Amendment, paragraph 3 of the Section 302 Certifications has been omitted.

Other than as expressly set forth above, this Amendment does not, and does not purport to, update or restate the information in the Original 10-K or reflect any events that have occurred after the Original 10-K. Moreover, the information in this Amendment does not update or otherwise affect the financial statements filed as part of the Original 10-K. This Amendment should be read in conjunction with the Original 10-K and our other filings with the SEC. The filing of this Amendment is not an admission that the Original 10-K, when filed, included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.

PART II

Item 9A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain a system of disclosure controls and procedures (as defined in the Rules 13a-15(e) and 15d-15(e) under the Exchange Act) that is designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosures.

Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we conducted an evaluation of our disclosure controls and procedures. Based on this evaluation, our Chief Executive Officer and our Chief Financial Officer have concluded that our disclosure controls and procedures were not effective as of December 31, 2022, as a result of the following inadvertent disclosure omissions in our original Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2022 (the “Original Report”), filed March 8, 2023: (a) our failure to include a report of management’s assessment of the effectiveness of our internal control over financial reporting as December 31, 2022, and (b) our failure to include the language of paragraph 4(b) required by Item 601(b)(31) of Regulation-SK in the Exhibit 31 certifications. We anticipate regaining effectiveness of the related control during 2023 without significant incremental cost.

Notwithstanding the conclusion by our Chief Executive Officer and Chief Financial Officer that our disclosure controls and procedures were not effective, management believes that the financial statements and related financial information included in our Annual Report on Form 10-K fairly present in all material respects our financial condition, results of operations and cash flows as of the dates presented, and for the periods ended on such dates, in conformity with U.S. GAAP.

Management’s Report on Internal Controls Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act). Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Under the supervision and with the participation of management, our Chief Executive Officer and Chief Financial Officer conducted an evaluation of the effectiveness of the internal control over financial reporting based on the framework in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013). Based on such evaluation, management concluded that our internal control over financial reporting was effective as of December 31, 2022.

This Report does not include an attestation report of our independent registered public accounting firm due to an exemption established by the JOBS Act for “emerging growth companies.”

For the period ended December 31, 2020, management identified material weaknesses in internal control over financial reporting related to: (a) accounting for non-routine transactions; (b) the lack of consistent review of journal entries prior to their posting to the general ledger; and (c) the need to provide formal segregation controls over our information technology. These material weaknesses were due to us being a private company with limited resources and not having the necessary business processes, controls, and technical expertise to oversee our business processes and controls.

Based on the remediation efforts described below, weakness (a) was fully remediated as of December 31, 2021, and weaknesses (b) and (c) have been fully remediated as of December 31, 2022. Our remediation efforts included the following:

•
Adding experienced technical accounting personnel, and continuing to engage with external technical accounting consultants, to facilitate timely and accurate accounting for non-routine transactions;
•
Expanding the team of experienced accounting personnel to allow for appropriate review of journal entries and general segregation of duties;
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Implementing new software tools to facilitate systematic processing and effective review of journal entries prior to entering in the general ledger; and
•
Partnering with external consultants specializing in public company control compliance to assess and implement controls over financial and information technology processes.

Notwithstanding the assessment that our internal controls over financial reporting were not effective in prior periods, we believe we have employed supplementary procedures to ensure the financial statements contained in this Report fairly present in all material respects, our financial position as of December 31, 2022 and 2021, and results of operations and cash flows for the periods ending December 31, 2022, 2021 and 2020.

Changes in Internal Control over Financial Reporting

Other than the remediation efforts described above, there were no changes in our internal control over financial reporting identified in connection with the evaluation required by Rule 13a-15(d) and 15d-15(d) of the Exchange Act that occurred during the quarter ended December 31, 2022 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Inherent Limitations on Effectiveness of Controls

Our management, including our Chief Executive Officer and Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal controls will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Our disclosure controls and procedures and our internal controls over financial reporting have been designed to provide reasonable assurance of achieving their objectives. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected.

PART IV

Item 15. Exhibits, Financial Statement Schedules

(a)(3) Exhibits

The documents set forth below are filed herewith as exhibits to this Amendment.

Incorporated by Reference
Exhibit	Exhibit Description	Form	Exhibit	Filing Date
31.1	Certification of Principal Executive Officer as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
31.2	Certification of Principal Financial Officer as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Annual Report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized, on this 9th day of May 2023.

SmartRent, Inc.

By:	/s/ Lucas Haldeman

Lucas Haldeman
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Hiroshi Okamoto

Hiroshi Okamoto
Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Lucas Haldeman and Hiroshi Okamoto, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated:

Signature	Capacity in Which Signed	Date

/s/ Lucas Haldeman	Chief Executive Officer and Director	May 9, 2023
Lucas Haldeman	(Principal Executive Officer)

/s/ Hiroshi Okamoto	Chief Financial Officer	May 9, 2023
Hiroshi Okamoto	(Principal Financial Officer)

/s/ Alana Beard	Director	May 9, 2023
Alana Beard

/s/ Robert Best	Director	May 9, 2023
Robert Best

/s/ John Dorman	Director	May 9, 2023
John Dorman

/s/ Ann Sperling	Director	May 9, 2023
Ann Sperling

/s/ Bruce Strohm	Director	May 9, 2023
Bruce Strohm

/s/ Frederick Tuomi	Director	May 9, 2023
Frederick Tuomi